UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________
FORM 8-K
 ____________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 13, 2026
 ____________________
Robert Half Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	01-10427	94-1648752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2884 Sand Hill Road, Suite 200,	Menlo Park,	CA	94025
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (650) 234-6000
NO CHANGE
(Former name or former address, if changed since last report.)
 ____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.001 per Share	RHI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the annual meeting of stockholders of Robert Half Inc. (the “Company”) held on May 13, 2026 and described under Item 5.07 below, stockholders approved the amended and restated Stock Incentive Plan (the “Plan”), which had previously been adopted by the Company’s Board of Directors subject to stockholder approval.
The summary of the terms and conditions of the Plan contained on pages 53 to 61 of the Company’s 2026 Proxy Statement filed with the Securities and Exchange Commission on April 10, 2026, is incorporated herein by reference. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Plan, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 13, 2026, the Company held its annual meeting of stockholders. The four matters voted on by stockholders at the annual meeting were (1) the election of the eight directors named below, (2) to approve, on an advisory basis, executive compensation, (3) to approve the amended and restated Stock Incentive Plan, and (4) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2026.

The vote for directors was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Jana L. Barsten	83,767,643	1,828,715	74,120	6,785,185
Julia L. Coronado	83,468,056	2,129,810	72,612	6,785,185
Harold M. Messmer, Jr.	84,205,677	1,413,865	50,936	6,785,185
Marc H. Morial	82,870,147	2,724,973	75,358	6,785,185
Robert J. Pace	78,526,705	7,083,701	60,072	6,785,185
Frederick A. Richman	77,820,671	7,789,302	60,505	6,785,185
M. Keith Waddell	84,583,376	1,035,509	51,593	6,785,185
Marnie H. Wilking	83,465,462	2,132,253	72,763	6,785,185

The proposal to approve, on an advisory basis, executive compensation was approved by the following vote:

For	82,981,010
Against	2,236,438
Abstain	453,030
Broker Non-Votes	6,785,185

The proposal to approve the amended and restated Stock Incentive Plan was approved by the following vote:

For	84,545,099
Against	1,071,359
Abstain	54,020
Broker Non-Votes	6,785,185
The proposal regarding the ratification of the appointment of PricewaterhouseCoopers LLP as auditors for 2026 was approved by the following vote:

For	89,895,070
Against	2,518,513
Abstain	42,080
Broker Non-Votes	(0)

Item 9.01	Financial Statements and Exhibits.
(d)           Exhibits

Exhibit	Description
99.1	Amended and Restated Stock Incentive Plan.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half Inc.

Date: May 13, 2026	By:	/s/ EVELYN CRANE-OLIVER
	Name:	Evelyn Crane-Oliver
	Title:	Senior Vice President, Secretary and General Counsel